Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Sandra Y. Campos, and I, Christine Chambers, each certify to the best of our knowledge, based upon a review of the Annual Report on Form 10-K for the year ended March 31, 2024 (the “Report”) of PetMed Express, Inc. (the “Registrant”), that:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 14, 2024

By:	/s/ Sandra Y. Campos
Sandra Y. Campos
Chief Executive Officer and President

By:	/s/ Christine Chambers
Christine Chambers
Chief Financial Officer, Treasurer and Secretary